Supplement, dated May 18, 2007,
                   to the Prospectus, dated March 1, 2007, for
                        Seligman Global Fund Series, Inc.

The following information is hereby added to the Series' prospectus under the caption "How to Sell Shares":

Redemption in Kind. Seligman Global Smaller Companies Fund reserves the right to satisfy redemption requests, in whole or in part, with an in kind transfer of that Fund's portfolio securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. No shareholder will have the right to require any distribution of any assets of the Fund in kind.